                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): March 5, 2001
                                                         -------------


                           EXACT SCIENCES CORPORATION
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                        --------------------------------
                 (State or Other Jurisdiction of Incorporation)

                  000-32179                           02-0478229
          ------------------------       ---------------------------------
          (Commission File Number)       (IRS Employer Identification No.)


   63 GREAT ROAD, MAYNARD, MASSACHUSETTS                            06511
  ----------------------------------------                        ---------
  (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (978) 897-2800
                                                           --------------

ITEM 5.     OTHER EVENTS.

      On March 5, 2001, EXACT Sciences Corporation issued a press release, a copy of which is being filed as Exhibit 99.1 to this Current Report on Form 8-K, such press release being incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS

(c) Exhibits

99.1  Press Release dated March 5, 2001.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EXACT Sciences Corporation


March 5, 2001                             By: /s/ John A. McCarthy, Jr.
                                              --------------------------------
                                          Name:  John A. McCarthy, Jr.
                                          Title: Vice President and Chief
                                                 Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION

99.1              Press Release dated March 5, 2001.